UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21897

Manager Directed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Douglas J. Neilson, President
Manager Directed Portfolios
c/o U.S. Bank Global Fund Services
811 East Wisconsin Avenue, 8th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 287-3101
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2019

Date of reporting period:  December 31, 2019

Item 1. Reports to Stockholders.

iM Dolan McEniry Corporate Bond Fund

Annual Report
December 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank.  Instead, the reports will be made available on the Fund’s website, www.imglobalpartner.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.  You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or a bank) or, if you are a direct investor, by calling 1-888-898-1041, sending an e-mail request to contact@imglobalpartner.com, or by enrolling at www.imglobalpartner.com.

You may elect to receive all future reports in paper free of charge.  If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports.  If you invest directly with the Fund you can call 1-888-898-1041 or send an e-mail request to contact@imglobalpartner.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports.  Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

iM Dolan McEniry Corporate Bond Fund

Table of Contents

Letter to Shareholders	3
Investment Highlights	6
Sector Allocation of Portfolio Assets	7
Schedule of Investments	8
Statement of Assets and Liabilities	12
Statement of Operations	13
Statements of Changes in Net Assets	14
Financial Highlights	16
Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm	27
Expense Example	29
Notice to Shareholders	31
Trustees and Officers	32
Approval of the Investment Advisory Agreement and Sub-Advisory Agreement	35
Notice of Privacy Policy and Practices	39

iM Dolan McEniry Corporate Bond Fund
Letter to Shareholders

Review of the year 2019

During the full year ending December 31, 2019, financial markets experienced a dramatic reversal of the “flight to quality” trade seen during the fourth quarter of 2018. Money poured into “risk assets” throughout the year and both equities and corporate bonds experienced extremely strong returns. U.S. Treasury rates decreased significantly across the Treasury curve as the Federal Reserve lowered the Federal Funds Rate by 25 basis points on three different occasions, all in the second half of the year.  Within the corporate bond asset class, both the investment grade and the high yield sectors tightened significantly, with the high yield sector the best performer for the year.  Lower Treasury rates along with tighter spreads led to very strong returns in almost all fixed income products for the year.

For the full year 2019, the 10-year U.S. Treasury yield decreased from 2.69% to 1.92%, the 5 year decreased from 2.51% to 1.69% and the 2 year yield decreased from 2.49% to 1.57%.  U.S. Treasuries continue to trade at rates well below average historical levels.

Per Bloomberg Barclays’ data, spreads on corporate investment grade bonds tightened 60 basis points during the year to an average option adjusted spread (“OAS”) of +93 basis points.  The OAS of the Bloomberg Barclays Corporate High Yield Index tightened 190 basis points to +336 basis points at year end.

Portfolio Commentary

For the year, the iM Dolan McEniry Corporate Bond Fund Institutional Share Class returned +11.25% versus the Bloomberg Barclays Intermediate Credit Index return of +9.52%.

During a year of strong returns all core holdings had positive performance.  Western Digital Corp. was the best performing issuer, followed by CenturyLink Inc. and Sally Beauty Holdings Inc.  The laggards for the year were U.S. Treasuries, L-3 Technologies, Inc., and Microchip Technology Inc.

In the back half of 2019, with tight spreads and low interest rates, Dolan McEniry took the opportunity to reduce risk. Dolan McEniry remained diligent in its efforts to mitigate downside risk and executed trades to increase credit quality. Dolan McEniry reduced overall exposure to the high yield sector, purchased short-term Treasuries, and executed trades to increase credit quality in individual holdings with minimal give up in spread. Dolan McEniry was able to participate in the strong performance seen throughout credit markets this year, outperforming the Bloomberg Barclays Intermediate Credit by +3.09% gross. Through the above-mentioned portfolio moves, we believe clients’ portfolios are well positioned to both participate in market upside and limit downside risk as we move into 2020.

iM Dolan McEniry Corporate Bond Fund

Performance and statistics of iM Dolan McEniry Corporate Bond Fund

Performance	iM Dolan	iM Dolan
	McEniry	McEniry	Bloomberg	Bloomberg
	Corporate	Corporate	Barclays U.S.	Barclays U.S.
	Bond Fund	Bond Fund	Intermediate	Aggregate
	(IDMIX)	(IDMAX)	Credit Index	Bond Index
Q4 2019	1.27%	1.18%	0.98%	0.18%
2019*	11.25%	10.91%	9.52%	8.72%

*	The inception date of the Institutional Shares (IDMIX) is September 28, 2018. The inception date of the Advisor Shares (IDMAX) is May 17, 2019. Performance shown prior to the inception of the Advisor Shares reflects the performance of the Institutional Shares and includes expenses that are applicable to, and are higher than, those of the Institutional Shares. The actual performance during the period May 17, 2019 (Advisor Share inception) through December 31, 2019 was 4.96%.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. Short term performance in particular, is not a good indication of the fund’s future performance and an investment should not be made based solely on returns. Performance data current to the most recent month end may be obtained by calling 888.898.1041. The gross expense ratio of the Fund is 1.48%.

12/31/19 Stats*	iM Dolan McEniry	Bloomberg Barclays	Bloomberg Barclays
	Corporate Bond	U.S. Intermediate	U.S. Aggregate
	Fund	Credit Index	Bond Index
Yield to Worst	2.62%	2.35%	2.31%
Yield to Maturity	2.91%	2.38%	2.32%
Effective Duration	3.50 years	4.16 years	5.87 years
Average Coupon	4.21%	3.46%	3.17%
*30 Day SEC Yield 4.54%

Outlook and Strategy

Dolan McEniry believes that client portfolios are positioned to provide reasonable absolute and relative returns going forward.  Dolan McEniry’s core competence is credit analysis, and we focus on a company’s ability to generate generous amounts of free cash flow over time in relationship to its indebtedness.  Investment safety and risk mitigation are of primary importance as we continue to search for undervalued fixed income securities.

As indicated above, the Fund enjoys an attractive yield premium versus the benchmark. As of December 31, 2019, the Fund had a +27 basis points yield premium with a shorter duration, which we believe should allow the Fund to perform well versus the benchmark over time.

Must be preceded or accompanied by a prospectus.

It is not possible to invest directly in an index.

Past performance does not guarantee future results.

iM Dolan McEniry Corporate Bond Fund

Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please refer to the Schedules of Investments for complete holdings information.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments by the Fund in lower-rated securities presents a greater risk of loss of principal and interest than higher-rated securities. Foreign securities are subject to risks relating to political, social, economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices, including fluctuations in foreign currencies.

Bloomberg Barclays U.S. Aggregate Index: The Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The Index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS (agency and non-agency).

Bloomberg Barclays U.S. Intermediate Credit Index: The Index is the intermediate component of the Bloomberg Barclays U.S. Credit Index.  The Bloomberg Barclays U.S. Credit Index measures the investment grade, US dollar-denominated, fixed-rate, taxable, corporate and government –related bond markets.  It is composed of the US Corporate Index and a non-corporate component that includes foreign agencies, sovereigns, supranationals, and local authorities.

An investment grade is a rating that indicates that the bond considered as such has a relatively low risk of default.

The Bloomberg Barclays U.S. Corporate High Yield Bond Index measures the USD denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below. Bonds from issuers with an emerging markets country of risk, based on Barclays EM country definition, are excluded.

Duration is a commonly used measure of the potential sensitivity of the price of a debt security, or a portfolio of debt securities, to a change in interest rates. Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration.

Basis point (BPS) refers to a common unit of measure for interest rates and other percentages in finance. One basis point is equal to 1/100th of 1%, or 0.01%, or 0.0001, and is used to denote the percentage change in a financial instrument. The relationship between percentage changes and basis points can be summarized as follows: 1% change = 100 basis points, and 0.01% = 1 basis point.

The yield spread shows the difference between the quoted rates of return between two different investment vehicles. These vehicles usually differ regarding credit quality.

The yield to worst (YTW) is the lowest potential yield that can be received on a bond without the issuer actually defaulting and is expressed as an annual rate. The YTW is calculated by making worst-case scenario assumptions on the issue by calculating the return that would be received if the issuer uses provisions, including prepayments, calls or sinking funds. This metric is used to evaluate the worst-case scenario for yield to help investors manage risks and ensure that specific income requirements will still be met even in the worst scenarios.

Yield to maturity (YTM) is the total return anticipated on a bond if the bond is held until it matures. Yield to maturity is considered a long-term bond yield but it is expressed as an annual rate. In other words, it is the internal rate of return (IRR) of an investment in a bond if the investor holds the bond until maturity, with all payments made as scheduled and reinvested at the same rate.

Effective duration is a duration calculation for bonds that have embedded options. This measure of duration takes into account the fact that expected cash flows will fluctuate as interest rates change. Effective duration can be estimated using modified duration if a bond with embedded options behaves like an option-free bond.

Average coupon is a calculation of the total interest cost for a bond issue expressed as a percentage. The average coupon is equal to the total interest payments of an issue divided by bond year dollars.

Cash flow is the net amount of cash and cash-equivalents being transferred into and out of a business. At the most fundamental level, a company’s ability to create value for shareholders is determined by its ability to generate positive cash flows, or more specifically, maximize long-term free cash flow.

The iM Dolan McEniry Corporate Bond Fund is distributed by Quasar Distributors, LLC.

iM Dolan McEniry Corporate Bond Fund
 Investment Highlights (Unaudited)

Comparison of the Change in Value of a Hypothetical $10,000 Investment
in the iM Dolan McEniry Corporate Bond Fund – Institutional Shares,
Bloomberg Barclays Intermediate Credit Index and the
Bloomberg Barclays Aggregate Bond Index

Total Return Periods Ended December 31, 2019:		Since Inception
	1 year	(9/28/2018)
iM Dolan McEniry Corporate Bond Fund – Institutional Shares	11.25%	8.18%
iM Dolan McEniry Corporate Bond Fund – Advisor Shares(1)	10.91%	7.91%
Bloomberg Barclays Intermediate Credit Index	9.52%	8.14%
Bloomberg Barclays Aggregate Bond Index	8.72%	8.26%

Expense ratios*:	Gross 13.96% (Institutional Shares); Net 0.72% (Institutional Shares)
Gross 14.31% (Advisor Shares); Net 1.07% (Advisor Shares)

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-898-1041.

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund.  Returns reflect the reinvestment of dividends and capital gain distributions. The performance data and expense ratios shown reflect a contractual fee waiver made by the Adviser, currently, through September 28, 2021. In the absence of fee waivers, returns would be reduced. The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares. This chart does not imply any future performance.

(1)	The inception date of the Advisor Shares is May 17, 2019. Performance shown prior to the inception of the Advisor Shares reflects the performance of the Institutional Shares and includes expenses that are applicable to, and are higher than, those of the Institutional Shares. The actual performance during the period May 17, 2019 (Advisor Share inception) through December 31, 2019 was 4.96%.
*	The expense ratios presented are from the most recent prospectus.

iM Dolan McEniry Corporate Bond Fund

SECTOR ALLOCATION OF PORTFOLIO ASSETS
at December 31, 2019 (Unaudited)

Percentages represent market value as a percentage of net assets.

Note: For presentation purposes, the Fund has grouped some of the industry categories.  For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

iM Dolan McEniry Corporate Bond Fund

SCHEDULE OF INVESTMENTS
at December 31, 2019

	Par
CORPORATE BONDS – 91.5%	Value	Value

Basic Materials – 0.7%
RPM International, Inc.
3.450%, 11/15/2022	$112,000	$114,841

Communications – 13.9%
AT&T, Inc.
3.950%, 01/15/2025	419,000	449,349
Discovery Communications LLC
3.800%, 03/13/2024	62,000	65,441
3.950%, 03/20/2028	69,000	73,632
Expedia Group, Inc.
4.500%, 08/15/2024	303,000	323,400
5.000%, 02/15/2026	105,000	115,817
Juniper Networks, Inc.
4.500%, 03/15/2024	124,000	134,189
4.350%, 06/15/2025	211,000	226,998
3.750%, 08/15/2029	82,000	85,342
Motorola Solutions, Inc.
3.750%, 05/15/2022	35,000	36,189
4.000%, 09/01/2024	262,000	277,959
Omnicom Group, Inc.
3.600%, 04/15/2026	427,000	449,825
		2,238,141

Consumer, Cyclical – 11.8%
Dollar Tree, Inc.
3.700%, 5/15/2023	22,000	22,917
4.000%, 5/15/2025	377,000	403,256
The Gap, Inc.
5.950%, 04/12/2021	423,000	439,462
Kohl’s Corp.
4.750%, 12/15/2023	63,000	67,403
4.250%, 07/17/2025	309,000	328,383
QVC, Inc.
4.850%, 04/01/2024	198,000	207,467
4.450%, 02/15/2025	232,000	240,000
Sally Holdings LLC
5.625%, 12/01/2025	180,000	188,859
		1,897,747

The accompanying notes are an integral part of these financial statements.

iM Dolan McEniry Corporate Bond Fund

SCHEDULE OF INVESTMENTS (Continued)
at December 31, 2019

	Par
CORPORATE BONDS – 91.5% (Continued)	Value	Value

Consumer, Non-cyclical – 26.0%
Campbell Soup Co.
3.650%, 03/15/2023	$296,000	$308,378
3.300%, 03/19/2025	141,000	145,275
DaVita, Inc.
5.125%, 07/15/2024	15,000	15,406
5.000%, 05/01/2025	377,000	388,625
Global Payments, Inc.
3.800%, 04/01/2021	75,000	76,478
3.750%, 06/01/2023	276,000	287,422
4.800%, 04/01/2026	79,000	87,880
Kraft Heinz Foods Co.
3.950%, 07/15/2025	392,000	414,986
Laboratory Corp. of America
3.750%, 08/23/2022	65,000	67,492
4.000%, 11/01/2023	50,000	52,913
3.250%, 09/01/2024	285,000	296,430
Reynolds American, Inc.
4.850%, 09/15/2023	58,000	62,881
4.450%, 06/12/2025	344,000	370,357
Service Corporation International
4.625%, 12/15/2027	269,000	281,057
United Rentals North America, Inc.
5.500%, 07/15/2025	159,000	165,542
5.875%, 09/15/2026	98,000	105,377
5.500%, 05/15/2027	152,000	163,217
Verisk Analytics, Inc.
4.125%, 9/12/2022	60,000	62,999
4.000%, 06/15/2025	357,000	384,333
Zimmer Biomet Holdings, Inc.
3.150%, 04/01/2022	47,000	47,982
3.550%, 04/01/2025	394,000	415,377
		4,200,407

Financial – 7.4%
American Tower Corp.
3.500%, 01/31/2023	107,000	110,934
4.000%, 06/01/2025	233,000	249,458

The accompanying notes are an integral part of these financial statements.

iM Dolan McEniry Corporate Bond Fund

SCHEDULE OF INVESTMENTS (Continued)
at December 31, 2019

	Par
CORPORATE BONDS – 91.5% (Continued)	Value	Value

Financial – 7.4% (Continued)
Host Hotels & Resorts LP
4.750%, 03/01/2023	$59,000	$62,983
3.750%, 10/15/2023	371,000	388,104
SBA Communications Corp.
4.875%, 9/01/2024	18,000	18,727
Trinity Acquisitions PLC
4.400%, 3/15/2026 (b)	168,000	182,616
Willis North America, Inc.
3.600%, 05/15/2024	176,000	183,856
		1,196,678

Industrial – 13.2%
Allegion U.S. Holding Co., Inc.
3.200%, 10/01/2024	438,000	450,367
Carlisle Co’s, Inc.
3.750%, 11/15/2022	98,000	101,101
3.500%, 12/01/2024	336,000	348,939
Fortune Brands Home & Security, Inc.
4.000%, 09/21/2023	376,000	397,315
4.000%, 06/15/2025	35,000	37,502
Masco Corp.
4.450%, 04/01/2025	315,000	343,048
3.500%, 11/15/2027	91,000	94,092
TransDigm Group, Inc.
6.500%, 07/15/2024	157,000	162,249
6.500%, 05/15/2025	180,000	187,575
		2,122,188

Technology – 18.5%
Broadcom Corp.
3.875%, 01/15/2027	377,000	391,534
CA, Inc.
3.600%, 08/15/2022	67,000	68,539
CDK Global, Inc.
5.875%, 06/15/2026	338,000	361,704
4.875%, 06/01/2027	57,000	60,339
CDW LLC
5.000%, 09/01/2025	363,000	380,092
4.250%, 04/01/2028	40,000	42,024

The accompanying notes are an integral part of these financial statements.

iM Dolan McEniry Corporate Bond Fund

SCHEDULE OF INVESTMENTS (Continued)
at December 31, 2019

	Par
CORPORATE BONDS – 91.5% (Continued)	Value	Value

Technology – 18.5% (Continued)
Citrix Systems, Inc.
4.500%, 12/01/2027	$390,000	$422,512
KLA Corp.
4.650%, 11/01/2024	410,000	449,911
Microchip Technology, Inc.
4.333%, 06/01/2023	377,000	398,333
Western Digital
4.750%, 02/15/2026	393,000	410,439
		2,985,427
TOTAL CORPORATE BONDS
(Cost $14,473,121)		14,755,429

U.S. TREASURY OBLIGATIONS – 5.9%

U.S. Treasury Notes – 5.9%
2.375%, 04/30/2020	629,000	630,544
2.625%, 08/31/2020	326,000	328,103
TOTAL U.S. TREASURY OBLIGATIONS
(Cost $958,851)		958,647

SHORT-TERM INVESTMENTS – 2.0%	Shares

Money Market Funds – 2.0%
First American Government Obligations
Fund – Class X, 1.51% (a)	321,636	321,636
TOTAL SHORT-TERM INVESTMENTS
(Cost $321,636)		321,636
TOTAL INVESTMENTS
(Cost $15,753,608) – 99.4%		16,035,712
Other Assets in Excess of Liabilities – 0.6%		88,023
TOTAL NET ASSETS – 100.0%		$16,123,735

Percentages are stated as a percent of net assets.
(a)	The rate shown represents the fund’s 7-day yield as of December 31, 2019.
(b)	U.S. traded security of a foreign issuer or corporation.

The accompanying notes are an integral part of these financial statements.

iM Dolan McEniry Corporate Bond Fund

STATEMENT OF ASSETS AND LIABILITIES
at December 31, 2019

Assets:
Investments, at value (cost of $15,753,608)	$16,035,712
Receivables:
Fund shares sold	8,400
Dividends and interest	150,673
Due from advisor	22,265
Prepaid expenses	17,977
Total assets	16,235,027

Liabilities:
Payables:
Securities purchased	48,360
Fund shares redeemed	6,965
Distribution Payable	174
Administration and fund accounting fees	19,747
Service fees	666
Reports to shareholders	3,056
Compliance expense	7
Custody fees	1,550
Trustee fees	2,819
Transfer agent fees and expenses	8,280
Other accrued expenses	19,668
Total liabilities	111,292
Net assets	$16,123,735

Net assets consist of:
Paid in capital	$15,823,582
Total accumulated earnings	300,153
Net assets	$16,123,735

Institutional Shares:
Net assets applicable to outstanding Institutional Shares	$13,065,689
Shares issued (Unlimited number of beneficial
interest authorized, $0.01 par value)	1,231,882
Net asset value, offering price and redemption price per share	$10.61

Advisor Shares:
Net assets applicable to outstanding Advisor Shares	$3,058,046
Shares issued (Unlimited number of beneficial
interest authorized, $0.01 par value)	288,534
Net asset value, offering price and redemption price per share	$10.60

The accompanying notes are an integral part of these financial statements.

iM Dolan McEniry Corporate Bond Fund

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2019

Investment income:
Interest	$257,797
Total investment income	257,797

Expenses:
Administration and fund accounting fees (Note 4)	103,819
Transfer agent fees and expenses (Note 4)	49,185
Federal and state registration fees	38,899
Investment advisory fees (Note 4)	36,750
Legal fees	19,655
Audit fees	17,000
Compliance expense (Note 4)	16,961
Trustees’ fees and expenses	11,716
Custody fees (Note 4)	5,878
Reports to shareholders	5,773
Distribution fees (Note 5)
Distribution fees – Advisor Shares	1,664
Service fees (Note 6)
Service fees – Advisor Shares	665
Other	7,012
Total expenses before reimbursement from advisor	314,977
Expense reimbursement from advisor (Note 4)	(261,198)
Net expenses	53,779
Net investment income	204,018

Realized and unrealized gain on investments:
Net realized gain on investments	26,408
Net change in unrealized appreciation on investments	316,940
Net realized and unrealized gain on investments	343,348
Net increase in net assets resulting from operations	$547,366

The accompanying notes are an integral part of these financial statements.

iM Dolan McEniry Corporate Bond Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Period Ended
	December 31, 2019**	December 31, 2018*
Operations:
Net investment income	$204,018	$18,999
Net realized gain on investments	26,408	—
Net change in unrealized appreciation
(depreciation) on investments	316,940	(34,836)
Net increase (decrease) in net assets
resulting from operations	547,366	(15,837)

Distributions:
Distributable earnings – Institutional shares	(195,980)	(19,249)
Distributable earnings – Advisor shares	(16,397)	—
Total distributions	(212,377)	(19,249)

Capital Share Transactions:
Proceeds from shares sold
Institutional Shares	10,631,914	2,114,950
Advisor Shares	3,090,907	—
Proceeds from shares issued
to holders in reinvestment of dividends
Institutional Shares	194,765	19,249
Advisor Shares	16,267	—
Cost of shares redeemed
Institutional Shares	(178,129)	(15)
Advisor Shares	(66,076)	—
Net increase in net assets from
capital share transactions	13,689,648	2,134,184
Total increase in net assets	14,024,637	2,099,098

Net Assets:
Beginning of period	2,099,098	—
End of period	$16,123,735	$2,099,098

*	The Institutional Shares of the iM Dolan McEniry Corporate Bond Fund commenced operations on September 28, 2018.
**	The Advisor Shares commenced operations on May 17, 2019.

The accompanying notes are an integral part of these financial statements.

iM Dolan McEniry Corporate Bond Fund

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended	Period Ended
	December 31, 2019**	December 31, 2018*
Change in Shares Outstanding:
Shares sold
Institutional Shares	1,016,727	211,606
Advisor Shares	293,260	—
Shares issued to holders in
reinvestment of dividends
Institutional Shares	18,581	1,949
Advisor Shares	1,538	—
Shares redeemed
Institutional Shares	(16,980)	(1)
Advisor Shares	(6,264)	—
Net increase in shares outstanding	1,306,862	213,554

*	The Institutional Shares of the iM Dolan McEniry Corporate Bond Fund commenced operations on September 28, 2018.
**	The Advisor Shares commenced operations on May 17, 2019.

The accompanying notes are an integral part of these financial statements.

iM Dolan McEniry Corporate Bond Fund

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period

Institutional Shares

		September 28, 2018*
	Year Ended	through
	December 31, 2019	December 31, 2018
Net Asset Value – Beginning of Period	$9.83	$10.00

Income from Investment Operations:
Net investment income[1]	0.30	0.09
Net realized and unrealized
gain (loss) on investments	0.79	(0.17)
Total from investment operations	1.09	(0.08)

Less Distributions:
Dividends from net investment income	(0.30)	(0.09)
Dividends from net realized gains	(0.01)	—
Total distributions	(0.31)	(0.09)

Net Asset Value – End of Period	$10.61	$9.83

Total Return	11.25%	(0.77	)%^

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$13,066	$2,099
Ratio of operating expenses
to average net assets:
Before reimbursements	4.36%	13.94	%+
After reimbursements	0.70%	0.70	%+
Ratio of net investment income/(loss)
to average net assets:
Before reimbursements	(0.83)%	(9.54	)%+
After reimbursements	2.83%	3.70	%+
Portfolio turnover rate	16%	0	%^

*	Commencement of operations for Institutional Shares was September 28, 2018.
+	Annualized
^	Not Annualized
[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

iM Dolan McEniry Corporate Bond Fund

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout the period

Advisor Shares

	May 17, 2019*
	through
	December 31, 2019
Net Asset Value – Beginning of Period	$10.26

Income from Investment Operations:
Net investment income[1]	0.15
Net realized and unrealized gain on investments	0.36
Total from investment operations	0.51

Less Distributions:
Dividends from net investment income	(0.16)
Dividends from net realized gains	(0.01)
Total distributions	(0.17)

Net Asset Value – End of Period	$10.60

Total Return	4.96	%^

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$3,058
Ratio of operating expenses to average net assets:
Before reimbursements	3.49	%+
After reimbursements	1.05	%+
Ratio of net investment income to average net assets:
Before reimbursements	(0.20	)%+
After reimbursements	2.24	%+
Portfolio turnover rate	16%

*	Commencement of operations for Advisor Shares was May 17, 2019.
+	Annualized
^	Not Annualized
[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

iM Dolan McEniry Corporate Bond Fund

NOTES TO FINANCIAL STATEMENTS
at December 31, 2019

NOTE 1 – ORGANIZATION

The iM Dolan McEniry Corporate Bond Fund (the “Fund”) is a series of Manager Directed Portfolios (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and was organized as a Delaware statutory trust on April 4, 2006. The Fund is an open-end investment management company and is a diversified series of the Trust.  The Fund’s Institutional Shares commenced operations on September 28, 2018.  The Fund’s Advisor Shares commenced operations on May 17, 2019.  Each class of shares differs principally in its respective distribution and shareholder servicing expenses.  Each class of shares has identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes.  iM Global Partner US LLC (the “Advisor”) serves as the investment advisor to the Fund.  Dolan McEniry Capital Management, LLC (the “Sub-Advisor”) serves as the sub-advisor to the Fund.  As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services – Investment Companies. The investment objective of the Fund is to seek total return, with a secondary investment objective of preserving capital.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in Note 3.

B.
Federal Income Taxes:  It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders.  Therefore, no federal income or excise tax provisions are required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken or expected to be taken in the Fund’s 2018 and 2019 tax returns.  The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Delaware.

C.
Securities Transactions, Income and Distributions:  Securities transactions are accounted for on the trade date.  Realized gains and losses on securities sold are determined on the basis of identified cost.  Interest income is recorded on an accrual basis.  Dividend income and distributions to shareholders are recorded on the ex-dividend date. Discounts and premiums on fixed income securities are amortized/accreted using the effective interest method.

iM Dolan McEniry Corporate Bond Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
at December 31, 2019

The Fund distributes substantially all of its net investment income, if any, daily, and net realized capital gains, if any, annually.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.  The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from GAAP.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax treatment.

The Fund is charged for those expenses that are directly attributable to it, such as investment advisory, custody and transfer agent fees.  Expenses that are not attributable to a Fund are typically allocated among the funds in the Trust proportionately based on allocation methods approved by the Board of Trustees (the “Board”).  Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

D.
Use of Estimates:  The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period.  Actual results could differ from those estimates.

E.
Redemption Fees: The Fund charges a 2% redemption fee to most shareholders who redeem shares held for 90 days or less.  Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

F.
Reclassification of Capital Accounts:  GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

G.
Events Subsequent to the Fiscal Year End:  In preparing the financial statements as of December 31, 2019, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements. On November 25, 2019, U.S. Bancorp, the parent company of Quasar Distributors, LLC, the Fund’s distributor, announced that it had signed a purchase agreement to sell Quasar to Foreside Financial Group, LLC such that Quasar will become a wholly-owned broker-dealer subsidiary of Foreside.  The transaction is expected to close by the end of March 2020.  Quasar will remain the Fund’s distributor at the close of the transaction, subject to Board approval.

H.
Recent Accounting Pronouncements and Rule Issuances: In August 2018, FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve

iM Dolan McEniry Corporate Bond Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
at December 31, 2019

the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management has evaluated the impact of this change in guidance, and due to the permissibility of early adoption, modified the Fund’s fair value disclosures for the current reporting period.

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Debt Securities:  Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate market observable data, such as reported sales of similar securities, broker quotes, yields, bids,

iM Dolan McEniry Corporate Bond Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
at December 31, 2019

offers, and reference data. Certain securities are valued primarily using dealer quotations.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 2 of the fair value hierarchy.

Registered Investment Companies:  Investments in registered investment companies (e.g., mutual funds) are generally priced at the ending NAV provided by the applicable registered investment company’s service agent and will be classified in Level 1 of the fair value hierarchy.

Short-Term Debt Securities:  Short-term debt instruments having a maturity of less than 60 days are valued at the evaluated mean price supplied by an approved pricing service. Pricing services may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. In the absence of prices from a pricing service, the securities will be priced in accordance with the procedures adopted by the Board. Short-term debt securities are generally classified in Level 1 or Level 2 of the fair market hierarchy depending on the inputs used and market activity levels for specific securities.

The Board has delegated day-to-day valuation issues to a Valuation Committee of the Trust which, as of December 31, 2019, was comprised of officers of the Trust.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available, or the closing price does not represent fair value, by following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the fair valuation hierarchy of the Fund’s securities as of December 31, 2019:

	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$14,755,429	$—	$14,755,429
U.S. Treasury Obligations	—	958,647	—	958,647
Short-Term Investments	321,636	—	—	321,636
Total Investments in Securities	$321,636	$15,714,076	$—	$16,035,712

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the fiscal year ended December 31, 2019, the Advisor provided the Fund with investment management services under an Investment Advisory Agreement.  The Advisor furnishes all investment advice, office space, and facilities, and provides most of the personnel needed by the Fund.  As compensation for its services, the Advisor is entitled to a monthly fee at an annual rate of 0.50% of the average daily net assets of the Fund.  For the

iM Dolan McEniry Corporate Bond Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
at December 31, 2019

fiscal year ended December 31, 2019, the Fund incurred $36,750 in advisory fees.  The Advisor has hired Dolan McEniry Capital Management, LLC as a sub-advisor to the Fund.  The Advisor pays the Sub-Advisor fee for the Fund from its own assets and these fees are not an additional expense of the Fund.  The Adviser is a minority owner of the Sub-Advisor.

The Fund is responsible for its own operating expenses.  The Advisor has contractually agreed to waive its management fees and/or absorb expenses of the Fund to ensure that the total annual operating expenses [excluding front-end or contingent deferred sales charges, Rule 12b-1 plan fees, shareholder servicing plan fees, taxes, leverage, interest, brokerage commissions and other transactional expenses, expenses in connection with a merger or reorganization, dividends or interest on short positions, acquired fund fees and expenses or extraordinary expenses (collectively, “Excludable Expenses”)] do not exceed 0.70% of the average daily net assets of the Fund.

For the fiscal year ended December 31, 2019, the Advisor reduced its fees and absorbed Fund expenses in the amount of $261,198 for the Fund. The waivers and reimbursements will remain in effect through September 28, 2021 unless terminated sooner by, or with the consent of, the Board.

The Advisor may request recoupment of previously waived fees and paid expenses in any subsequent month in the three-year period from the date of the management fee reduction and expense payment if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) will not cause the Fund’s expenses to exceed the lesser of: (1) the expense limitation in place at the time of the management fee reduction and expense payment; or (2) the expense limitation in place at the time of the reimbursement.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made.  Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.  Cumulative expenses subject to recapture pursuant to the aforementioned conditions expire as follows:

Amount	Expiration
$67,925	12/31/2021
261,198	12/31/2022
$329,123

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, LLC (“Fund Services” or the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.  Fund Services also serves as the fund accountant and transfer agent to the Fund.  Vigilant Compliance, LLC serves as the Chief Compliance Officer to the Fund.  U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s

iM Dolan McEniry Corporate Bond Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
at December 31, 2019

custodian.  For the fiscal year ended December 31, 2019, the Fund incurred the following expenses for administration, fund accounting, transfer agency and custody fees:

Administration & fund accounting	$103,819
Custody	$5,878
Transfer agency(a)	$34,976

(a) Does not include out-of-pocket expenses.

At December 31, 2019, the Fund had payables due to Fund Services for administration, fund accounting and transfer agency fees and to U.S. Bank N.A. for custody fees in the following amounts:

Administration & fund accounting	$19,747
Custody	$1,550
Transfer agency(a)	$6,816

(a) Does not include out-of-pocket expenses.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  The Distributor is an affiliate of the Administrator.  A Trustee of the Trust is deemed to be an interested person of the Trust due to his former position with the Distributor.

Certain officers of the Fund are employees of the Administrator and are not paid any fees by the Fund for serving in such capacities.

NOTE 5 – DISTRIBUTION AGREEMENT AND PLAN

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”).  The Plan permits the Fund to pay for distribution and related expenses at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Advisor Shares.  The expenses covered by the Plan may include costs in connection with the promotion and distribution of shares and the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, and the printing and mailing of sales literature.  Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.  For the fiscal year ended December 31, 2019, the Fund incurred distribution expenses on its Advisor Shares of $1,664.

NOTE 6 – SHAREHOLDER SERVICING FEE

The Fund has entered into a shareholder service agreement (the “Agreement”) with the Advisor that allows the Advisor to make payments to financial intermediaries and other service providers for Advisor Shares shareholders in return for shareholder servicing and maintenance of Advisor Shares shareholder accounts.  These shareholder servicing and maintenance fees may not exceed 0.10% per year of the Fund’s average daily net assets for Advisor Shares and may not be used to pay for any services in connection with the distribution and sale of Advisor Shares.

iM Dolan McEniry Corporate Bond Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
at December 31, 2019

Payments to the Advisor under the Agreement may reimburse the Advisor for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Advisor for services provided to Advisor Class shareholders of the Fund.  The services provided by such intermediaries are primarily designed to assist Advisor Class shareholders of the Fund and include the furnishing of office space and equipment, telephone facilities, personnel, and assistance to the Fund in servicing such shareholders.  Services provided by such intermediaries also include the provision of support services to the Fund and include establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Fund, and providing such other personal services to shareholders as the Fund may reasonably request.  For the fiscal year ended December 31, 2019, the Fund incurred, under the Agreement, shareholder servicing fees on its Advisor Shares of $665.

NOTE 7 – SECURITIES TRANSACTIONS

For the fiscal year ended December 31, 2019, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were as follows:

Purchases
U.S. Government Obligations	$90,922
Other	$13,552,069

Sales
U.S. Government Obligations	$—
Other	$1,069,912

NOTE 8 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

As of December 31, 2019, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments	$15,753,636
Gross unrealized appreciation	289,431
Gross unrealized depreciation	(7,355)
Net unrealized depreciation	282,076
Undistributed ordinary income	14,211
Undistributed long-term capital gain	3,866
Total distributable earnings	18,077
Other accumulated gains/(losses)	—
Total accumulated earnings/(losses)	$300,153

As of December 31, 2019, the Fund had no short-term or long-term tax basis capital losses to offset future capital gains.

iM Dolan McEniry Corporate Bond Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
at December 31, 2019

The tax character of distributions paid during the fiscal year ended December 31, 2019 and fiscal period ended December 31, 2018 was as follows:

	Fiscal Year Ended	Fiscal Period Ended
	December 31, 2019	December 31, 2018
Ordinary income	$212,377	$19,249

NOTE 9 – PRINCIPAL RISKS

Below are summaries of some, but not all, of the principal risks of investing in the Fund, each of which could adversely affect the Fund’s NAV, market price, yield, and total return. Further information about investment risks is available in the Fund’s prospectus and Statement of Additional Information.

Credit Risk:  Credit risk is the risk that an issuer will not make timely payments of principal and interest.  A credit rating assigned to a particular debt security is essentially the opinion of an NRSRO as to the credit quality of an issuer and may prove to be inaccurate.  There is also the risk that a bond issuer may “call,” or repay, its high yielding bonds before their maturity dates.

Fixed Income Securities Risk:  Fixed-income securities are or may be subject to interest rate, credit, liquidity, prepayment and extension risks.  Fixed-income securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment.  Limited trading opportunities for certain fixed-income securities may make it more difficult to sell or buy a security at a favorable price or time.

Interest Rate Risk:  Interest rates may go up resulting in a decrease in the value of the securities held by the Fund.  Interest rates have been historically low, so the Fund faces a heightened risk that interest rates may rise.  Debt securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment.

Management Risk:  The ability of the Fund to meet its investment objective is directly related to the Advisor’s and Sub-Advisor’s management of the Fund. The value of your investment in the Fund may vary with the effectiveness of the Advisor’s research, analysis and asset allocation among portfolio securities. If the investment strategies do not produce the expected results, the value of your investment could be diminished or even lost entirely.

Market Risk:  Certain investments selected for the Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time.  The value of the Fund’s investments may go up or down, sometimes dramatically and unpredictably, based on current market conditions, such as real or perceived adverse political or economic conditions, inflation, changes in interest rates, lack of liquidity in the fixed income markets or adverse investor sentiment.

New Fund Risk:  There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board may determine to liquidate the Fund.

iM Dolan McEniry Corporate Bond Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
at December 31, 2019

Liquidation of the Fund can be initiated without shareholder approval by the Board if it determines that liquidation is in the best interest of shareholders. As a result, the timing of the Fund’s liquidation may not be favorable.

High-Yield Fixed Income Securities Risk:  The fixed income securities held by the Fund that are rated below investment grade are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on public perception of the issuer.  Such securities are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.

Prepayment and Extension Risk:  In times of declining interest rates, the Fund’s higher yielding securities will be prepaid, and the Fund will have to replace them with securities having a lower yield.  Rising interest rates could extend the life of securities with lower payment rates.  This is known as extension risk and may increase the Fund’s sensitivity to rising interest rates and its potential for price declines.

U.S. Government and U.S. Agency Obligations Risk:  Securities issued by U.S. Government agencies and instrumentalities have different levels of U.S. Government credit support.  Some are backed by the full faith and credit of the U.S. Government, while others are supported by only the discretionary authority of the U.S. Government or only by the credit of the agency or instrumentality.  No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored instrumentalities because they are not obligated to do so by law.  Guarantees of timely payment of principal and interest do not assure that the market prices and yields of the securities are guaranteed nor do they guarantee the net asset value or performance of the Fund, which will vary with changes in interest rates, the Advisor’s success and other market conditions.

NOTE 10 – GUARANTEES AND INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

NOTE 11 – CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of December 31, 2019, Charles Schwab & Co., Inc. held 29% of the outstanding Institutional Shares of the Fund and 100% of the outstanding Advisor Shares of the Fund. The Fund has no knowledge as to whether all or any portion of the shares owned of record by Charles Schwab & Co., Inc. are also owned beneficially.  As of December 31, 2019, Roger S. McEniry owned 36% of the outstanding Institutional Shares of the Fund.

iM Dolan McEniry Corporate Bond Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Manager Directed Portfolios
and the Shareholders of iM Dolan McEniry Corporate Bond Fund

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of iM Dolan McEniry Corporate Bond Fund, a series of shares of beneficial interest in Manager Directed Portfolios (the “Fund”), including the schedule of investments, as of December 31, 2019, and the related statement of operations for the year then ended, the statement of changes in net assets for the year then ended and for the period September 28, 2018 (commencement of operations) through December 31, 2018, and the financial highlights as noted in the table below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for the year then ended and for the period September 28, 2018 through December 31, 2018, and its financial highlights as noted in the table below, in conformity with accounting principles generally accepted in the United States of America.

Share Class	Financial Highlights
Institutional Shares	For the year ended December 31, 2019 and for the period from September 28, 2018 (commencement of operations) through December 31, 2018.
Advisor Shares	For the period from May 17, 2019 (commencement of operations) through December 31, 2019.

Basis for Opinion
These financial statements are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

iM Dolan McEniry Corporate Bond Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
(Continued)

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and broker. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Manager Directed Portfolios since 2007.

Philadelphia, Pennsylvania
February 28, 2020

iM Dolan McEniry Corporate Bond Fund

EXPENSE EXAMPLE
December 31, 2019 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs including sales charges (loads) and redemption fees, if applicable; and (2) ongoing costs, including management fees; distribution and/or service (12b-1 fees); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period from July 1, 2019 to December 31, 2019 for the Institutional Shares and Advisor shares.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.  There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts (generally, a $15 fee is charged to the account annually) that would increase the amount of expenses paid on your account.  The example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  As noted above, there are some account fees that are charged to certain types of accounts that would increase the amount of expense paid on your account.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

iM Dolan McEniry Corporate Bond Fund

EXPENSE EXAMPLE (Continued)
December 31, 2019 (Unaudited)

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	7/1/2019	12/31/2019	7/1/2019-12/31/2019
Actual
Institutional Shares	$1,000.00	$1,032.80	$3.59
Advisor Shares	$1,000.00	$1,031.00	$5.38

Hypothetical (5% return
before expenses)
Institutional Shares	$1,000.00	$1,021.68	$3.57
Advisor Shares	$1,000.00	$1,019.91	$5.35

(1)
Expenses are equal to the Institutional and Advisor Shares’ annualized expense ratio of 0.70% and 1.05%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the period).

iM Dolan McEniry Corporate Bond Fund

NOTICE TO SHAREHOLDERS
at December 31, 2019 (Unaudited)

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-888-898-1041 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the most recent 12-Month Period Ended June 30

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available no later than August 31 without charge, upon request, by 1-888-898-1041.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Part F of Form N-PORT (beginning with filings after March 31, 2020).  The Fund’s Form N-Q or Part F of Form N-PORT (beginning with filings after March 31, 2020) is available on the SEC’s website at http://www.sec.gov.  Information included in the Fund’s Form N-Q or Part F of Form N-PORT (beginning with filings after March 31, 2020) is also available, upon request, by calling 1-888-898-1041.

Householding

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-888-898-1041 to request individual copies of these documents. Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

iM Dolan McEniry Corporate Bond Fund

TRUSTEES AND OFFICERS
(Unaudited)

The business and affairs of the Trust are managed under the oversight of the Board, subject to the laws of the State of Delaware and the Trust’s Agreement and Declaration of Trust. The Board is currently comprised of three trustees who are not interested persons of the Trust within the meaning of the 1940 Act (the “Independent Trustees”) and one interested person of the Trust (the “Interested Trustee”). The Trustees are responsible for deciding matters of overall policy and overseeing the actions of the Trust’s service providers. The officers of the Trust conduct and supervise the Trust’s daily business operations.

Number of
			Funds	Other
	Position(s) Held		in Fund	Directorships
Name,	with the Trust		Complex	Held by Trustee
(Year of Birth)	and Length of	Principal Occupation(s)	Overseen by	During the
and Address(1)	Time Served(3)	During the Past Five Years	Trustee	Past Five Years

INTERESTED TRUSTEE

James R. Schoenike(2)	Trustee and	Distribution Consultant; since	9	None
(Born 1959)	Chairman,	2018, President and CEO, Board
	since July 2016	of Managers, Quasar Distributors,
LLC (2013 – 2018).

INDEPENDENT TRUSTEES

Gaylord B. Lyman	Trustee and	Senior Portfolio Manager,	9	None
(Born 1962)	Audit	Affinity Investment Advisors,
	Committee	LLC, since 2017; Managing
	Chairman,	Director of Kohala Capital
	since April 2015	Partners, LLC (2011 – 2016).

Scott Craven Jones	Trustee,	Managing Director, Carne	9	Trustee, Madison
(Born 1962)	since July 2016	Global Financial Services (US)		Funds; since 2019
	and Lead	LLC (a provider of independent		(18 portfolios);
	Independent	governance and distribution		Director,
	Trustee,	support for the asset management		Guestlogix Inc.
	since May 2017	industry), since 2013.		(a provider of
ancillary-focused
technology to the
travel industry)
(2015-2016);
Trustee, XAI
Octagon Floating
Rate &
Alternative
Income Term
Trust, since 2017.

iM Dolan McEniry Corporate Bond Fund

TRUSTEES AND OFFICERS (Continued)
(Unaudited)

Number of
			Funds	Other
	Position(s) Held		in Fund	Directorships
Name,	with the Trust		Complex	Held by Trustee
(Year of Birth)	and Length of	Principal Occupation(s)	Overseen by	During the
and Address(1)	Time Served(3)	During the Past Five Years	Trustee	Past Five Years

Lawrence T.	Trustee,	Senior Vice President and Chief	9	None
Greenberg	since July 2016	Legal Officer, The Motley Fool
(Born 1963)		Holdings, Inc., since 1996;
Venture Partner and General
Counsel, Motley Fool Ventures
LP, since 2018; Manager, Motley
Fool Wealth Management, LLC,
since 2013; Adjunct Professor,
Washington College of Law,
American University, since 2006;
General Counsel Motley Fool
Asset Management, LLC
(2008 – 2019).

(1)	The address of each Trustee as it relates to the Trust’s business is c/o U.S. Bancorp Fund Services LLC, 615 East Michigan Street, Milwaukee, WI 53202.
(2)	Mr. Schoenike is an Interested Trustee by virtue of the fact that he was recently President of Quasar Distributors, LLC, the Fund’s distributor (the “Distributor”).
(3)	Each Trustee serves during the continued lifetime of the Trust until he dies, resigns, is declared bankrupt or incompetent by a court of competent jurisdiction, or is removed.

As of the date of this report, no Independent Trustee nor any of his immediate family members (i.e., spouse or dependent children) serves as an officer or director or is an employee of the Advisor, Sub-Advisor or Distributor, or any of their respective affiliates, nor is such person an officer, director or employee of any company controlled by or under common control with such entities.

Name	Position(s) Held with
(Year of Birth)	Trust and Length
and Address	of Time Served(3)	Principal Occupation(s) During Past Five Years

OFFICERS

Douglas J. Neilson(1)	President and Principal	Vice President, Compliance and Administration,
(Born 1975)	Executive Officer,	Fund Services, since 2001.
since July 1, 2016

Matthew J. McVoy(1)	Treasurer and Principal	Assistant Vice President, Compliance and
(Born 1980)	Financial Officer,	Administration, Fund Services, since 2005.
since July 1, 2016

iM Dolan McEniry Corporate Bond Fund

TRUSTEES AND OFFICERS (Continued)
(Unaudited)

Name	Position(s) Held with
(Year of Birth)	Trust and Length
and Address	of Time Served(3)	Principal Occupation(s) During Past Five Years

Justin Dausch(2)	Chief Compliance	Director, Vigilant, since 2017; Compliance Associate,
(Born 1989)	Officer and Anti-Money	HSBC (investment banking company), 2015 – 2017.
Laundering Compliance
Officer,
since January 1, 2020

Alyssa M. Bernard(1)	Secretary,	Assistant Vice President, Compliance and
(Born 1988)	since August 20, 2019	Administration, Fund Services, since 2018; Attorney,
Mutual Fund Disclosure, Waddell & Reed Financial,
Inc., 2017 – 2018; Attorney, Corporate Governance,
American Century Companies, Inc., 2014 – 2017.

(1)	The mailing address of this officer is: 615 East Michigan Street, Milwaukee, Wisconsin 53202.
(2)	The mailing address of this officer is: 223 Wilmington West Chester Pike, Suite 216, Chadds Ford, Pennsylvania 19317.
(3)	Each officer is elected annually and serves until his or her successor has been duly elected and qualified.

The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-888-898-5288.

iM Dolan McEniry Corporate Bond Fund

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT
AND SUB-ADVISORY AGREEMENT

The Board of Trustees (the “Board”) of Manager Directed Portfolios (the “Trust”) met on November 12, 2019 to consider the renewal of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust, on behalf of the iM Dolan McEniry Corporate Bond Fund (the “Fund”), a series of the Trust, and the Fund’s investment adviser, iM Global Partner US LLC (“iM Global”), and the investment sub-advisory agreement (the “Sub-Advisory Agreement”) between iM Global and Dolan McEniry Capital Management LLC (“Dolan McEniry”).  At this meeting, and at a prior meeting held on October 28, 2019, the Board requested and received materials to assist it in considering the approval of the Advisory Agreement and the Sub-Advisory Agreement.  The materials provided contained information with respect to the factors enumerated below, including copies of the Advisory Agreement and Sub-Advisory Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing the Board’s fiduciary obligations and the factors the Board should consider in the renewal of the Advisory Agreement and Sub-Advisory Agreement, detailed comparative information relating to the performance of the Fund, as well as the management fee and other expenses of the Fund, due diligence materials relating to iM Global and Dolan McEniry, including iM Global’s and Dolan McEniry’s Form ADV, and other pertinent information.  Based on their evaluation of the information provided as part of November 12, 2019 and October 28, 2019 meetings, as well as information provided by iM Global and Dolan McEniry over the course of the year, the Trustees (including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the continuation Advisory Agreement and Sub-Advisory Agreement, each for an additional one-year term.  The Independent Trustees also met in executive session with legal counsel to review their duties in considering the Advisory Agreement and Sub-Advisory Agreement and the information provided.  Below is a summary of the material factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the Advisory Agreement and the Sub-Advisory Agreement.

1.	NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUND

The Trustees considered the nature, extent and quality of services provided by iM Global and Dolan McEniry to the Fund.  The Trustees considered the specific responsibilities of iM Global and Dolan McEniry in all aspects of day-to-day management of the Fund, as well as the qualifications, experience and responsibilities of key personnel at iM Global and Dolan McEniry who would be involved in the day-to-day activities of the Fund, including Daniel D. Dolan, Jr., Roger S. McEniry, Stephen M. Schubert, C. Schaffer Degen, M. Patrick Voelker, and Robert W. Greber III, the Fund’s portfolio managers, and other key personnel at iM Global and Dolan McEniry involved in the day-to-day activities of the Fund.  The Trustees reviewed the information provided by iM Global and Dolan McEniry in a due diligence questionnaire, including each firm’s experience and a summary of each firm’s compliance program, and iM Global’s continuing commitment to the Fund.  The Trustees noted that they had met with iM Global in person at a prior meeting to discuss iM Global and Dolan McEniry’s services to the Fund and various performance, marketing and

iM Dolan McEniry Corporate Bond Fund

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT
AND SUB-ADVISORY AGREEMENT (Continued)

compliance updates.  The Trustees discussed iM Global’s and Dolan McEniry’s compliance programs, including the reports of the Trust’s chief compliance officer to the Trustees on the effectiveness of iM Global’s and Dolan McEniry’s compliance programs.  The Trustees concluded that iM Global and Dolan McEniry had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing their duties under the Advisory Agreement and Sub-Advisory Agreement, respectively, and that the nature, overall quality and extent of the management services provided to the Fund were satisfactory.

2.	INVESTMENT PERFORMANCE OF THE FUND AND THE ADVISER AND SUB-ADVISER

The Trustees considered the performance of the Fund for the year-to-date and since inception periods ended June 30, 2019.  In assessing the quality of the portfolio management services delivered by iM Global, the investment adviser, and Dolan McEniry, the investment sub-adviser, the Trustees compared the performance of the Fund, on an absolute basis and in comparison to two relevant indices, the Bloomberg Barclays US Aggregate Index and the Bloomberg Barclays US Intermediate Credit Index.  The Trustees also compared the Fund’s performance to a peer group of U.S. corporate bond funds (the “Morningstar Peer Group”).  The Trustees also reviewed information on the historical performance of a composite of other separately-managed core plus bond accounts of Dolan McEniry that are similar to the Fund in terms of investment strategy.

The Trustees noted the Institutional Class of the Fund outperformed both indices for the year-to-date period ended June 30, 2019 but underperformed both indices for the since inception period ended June 30, 2019.  The Trustees further noted that the Institutional Class underperformed the Morningstar Peer Group average for the year-to-date and since-inception periods ended June 30, 2019.  The Trustees considered the Funds’ strong absolute performance since inception, as well as the reasons for relative underperformance, as discussed with iM Global.  The Trustees reviewed the Fund’s performance relative to Dolan McEniry’s composite of other separately-managed accounts managed with investment strategies substantially similar to the Fund, and noted the performance of the Fund was in line with the performance of the separately managed accounts.

After considering all of the information, the Trustees concluded the performance of the Fund was satisfactory under applicable market conditions.  Although past performance is not a guarantee or indication of future results, the Trustees determined that the Fund and its shareholders were likely to benefit from iM Global and Dolan McEniry’s continued management.

3.	COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE ADVISER

The Trustees considered the cost of services provided by iM Global and iM Global’s advisory fee, including a review of comparative expense information and other pertinent

iM Dolan McEniry Corporate Bond Fund

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT
AND SUB-ADVISORY AGREEMENT (Continued)

material with respect to the Fund.  The Trustees reviewed the related statistical information and other materials provided, including the comparative expenses and peer group data.  The Trustees considered the cost structure of the Fund relative to the Morningstar Peer Group.

The Trustees also considered the overall profitability of iM Global, reviewing iM Global’s financial information.  The Trustees also examined a profitability analysis prepared by iM Global based on the fees payable under the Advisory Agreement.  The Trustees considered information about payments made by iM Global to financial intermediaries, noting that all marketing and distribution fees other than Rule 12b-1 fees payable by Advisor Shares were paid by iM Global out of its reasonable profits.

The Trustees noted that the Fund’s contractual management fee of 0.50% fell near the top of the third quartile, and above the Morningstar Peer Group average of 0.43%, which fell near the bottom of the third quartile.  The Trustees observed that the Institutional Shares of Fund’s total expense ratio of 0.70% fell in between the third and fourth quartiles and was above the Morningstar Peer Group average of 0.63%.  The Trustees further observed that the Advisor Shares of the Fund’s total expense ratio of 1.05% fell at the top of the fourth quartile.  The Trustees also compared the fees paid by the Fund to the fees paid by Dolan McEniry’s separately-managed accounts, noting Dolan McEniry’s discussion of additional services provided to the Fund that are not provided to separately-managed accounts due to the Fund’s additional regulatory and operational requirements.  The Trustees noted that, pursuant to a contractual operating expense limitation agreement between iM Global and the Fund, iM Global has agreed to waive its management fees and/or reimburse Fund expenses to ensure that total annual fund operating expenses (excluding any front-end or contingent deferred loads, Rule 12b-1 plan fees, shareholder servicing plan fees, taxes, leverage interest, brokerage commissions and other transactional expenses, expenses incurred in connection with any merger or reorganization, dividends or interest on short positions, acquired fund fees and expenses or extraordinary expenses such as litigation (collectively, “Excludable Expenses”)) do not exceed 0.70% of the Fund’s average daily net assets, through at least September 28, 2021, unless terminated sooner by, or with the consent of, the Board.

The Trustees concluded that the Fund’s expenses and the management fees paid to iM Global were fair and reasonable in light of the comparative performance, expense and management fee information.  The Trustees did not consider that iM Global’s level of profitability from its relationship with the Fund to be a material factor because the Fund was not yet profitable to iM Global.

The Trustees then considered the sub-advisory fee paid to Dolan McEniry by iM Global for the services provided as the Fund’s sub-adviser, including iM Global’s discussion of the appropriateness of the subadvisory fee.  The Trustees concluded that the sub-advisory fee paid to Dolan McEniry by iM Global was reasonable.  The Trustees also noted that the sub-advisory fee is paid by iM Global, not the Fund.

iM Dolan McEniry Corporate Bond Fund

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT
AND SUB-ADVISORY AGREEMENT (Continued)

4.	EXTENT OF ECONOMIES OF SCALE AS THE FUND GROWS

The Trustees compared the Fund’s expenses to the Morningstar Peer Group and discussed potential economies of scale.  The Trustees also reviewed the structure of the Fund’s management fee and whether the Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders).  The Trustees noted that the Fund’s management fee structure did not contain any breakpoint reductions as the Fund’s assets grow in size.  The Trustees concluded that the current fee structure was reasonable, given the operating expense limitation agreement that is in place, and reflects a sharing of economies of scale between iM Global and the Fund at the Fund’s current asset level.

Because the sub-advisory fees payable to Dolan McEniry is not paid by the Fund, the Trustees did not consider whether the sub-advisory fees should reflect any potential economies of scale that might be realized as the Fund’s assets increase.

5.	BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUND

The Trustees considered the direct and indirect benefits that could be received by iM Global and Dolan McEniry from each firm’s association with the Fund. The Board noted that due to iM Global’s parent company having ownership in both iM Global and Dolan McEniry, both iM Global and DBi expect to benefit from cross marketing and other synergies between the entities. In addition, the Board noted that iM Global or its affiliates will benefit indirectly from the sub-advisory fees payable to Dolan McEniry. The Board determined that such benefits were appropriate.

CONCLUSIONS

The Trustees considered all of the foregoing factors.  In considering the renewal of the Advisory Agreement and the Sub-Advisory Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances.  Based on this review, the Trustees, including a majority of the Independent Trustees, approved the continuation of the Advisory Agreement and Sub-Advisory Agreement, each for an additional term ending November 30, 2020, as being in the best interests of the Fund and its shareholders.

iM Dolan McEniry Corporate Bond Fund

NOTICE OF PRIVACY POLICY AND PRACTICES

Protecting the privacy of Fund shareholders is important to us.  The following is a description of the practices and policies through which we protect the privacy and security of your non-public personal information.

What Information We Collect

We collect and maintain information about you so that we can open and maintain your account in the Fund and provide various services to you.  We collect non-public personal information about you from the following sources:

•	information we receive about you on applications or other forms;
•	information you give us orally; and
•	information about your transactions with us or others.

The types of non-public personal information we collect and share can include:

•	social security number;
•	account balances;
•	account transactions;
•	transaction history;
•	wire transfer instructions; and
•	checking account information.

What Information We Disclose

We do not disclose any non-public personal information about shareholders or former shareholders of the Fund without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.

How We Protect Your Information

All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

If you have any questions or concerns regarding this notice or our Privacy Policy, please contact us at 1-888-898-1041.

Investment Advisor
iM Global Partner US LLC
300 Barr Harbor Drive, Suite 720
Conshohocken, PA 19428

Investment Sub-Advisor
Dolan McEniry Capital Management, LLC
120 North LaSalle Street, Suite 1510
Chicago, IL 60602

Distributor
Quasar Distributors, LLC
777 East Wisconsin Avenue, 6th Floor
Milwaukee, WI 53202

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202
1-888-898-1041

Custodian
U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm
BBD, LLP
1835 Market Street, 3rd floor
Philadelphia, PA 19103

Legal Counsel
Godfrey & Kahn S.C.
833 East Michigan Street, Suite 1800
Milwaukee, WI 53202

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance.  Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Experts.

The registrant’s Board of Trustees has determined that there are at least two audit committee financial experts serving on its audit committee.  Messrs. Gaylord B. Lyman and Scott C. Jones are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2019	FYE 12/31/2018
Audit Fees	$14,000	$12,000
Audit-Related Fees	N/A	N/A
Tax Fees	$3,000	$3,000
All Other Fees	N/A	N/A

Pursuant to its charter, the Trust’s Audit Committee must review and approve in advance the engagement of the independent accountants, including each audit and non-audit service permitted by appropriate rules or regulations provided to the Trust and each non-audit service provided to the Trust’s investment advisers and any entity controlling, controlled by or under common control with the investment advisers that provides ongoing services to the Trust relating to the operations and financial reporting of the Trust. The Committee may delegate the authority to grant such pre-approval to one or more Committee members who are independent Trustees within the meaning of Section 10A(i) of the Securities Exchange Act of 1934, as amended, provided that the decision of such member(s) is presented to the full Committee at its next scheduled meeting. The Committee may approve each audit and non-audit service on a case-by-case basis, and/or adopt pre-approval policies and procedures that are detailed as to a particular service, provided that the Committee is informed of each service in a timely manner and the policies and procedures do not include delegation of the Committee’s responsibilities under the Securities Exchange Act of 1934 to management. The foregoing pre-approval requirement with respect to the provision of non-audit services to the Trust may be waived if (i) the aggregate amount of all such non-audit services provided to the Trust constitutes not more than 5 percent of the total amount of revenues paid by the Trust to its independent accountants during the fiscal year in which the non-audit services are provided; (ii) such services were not recognized by the Trust at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by one or more members of the Committee to whom authority to grant such approvals has been delegated by the Committee.

The percentage of fees billed by BBD, LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2019	FYE 12/31/2018
Audit-Related Fees	0%	N/A
Tax Fees	0%	N/A
All Other Fees	0%	N/A

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2019	FYE 12/31/2018
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a) Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b) Not Applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject to the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Manager Directed Portfolios

By (Signature and Title)*    /s/Douglas J. Neilson
Douglas J. Neilson, President/
Principal Executive Officer

Date    March 11, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/Douglas J. Neilson
Douglas J. Neilson, President/
Principal Executive Officer

Date    March 11, 2020

By (Signature and Title)*    /s/Matthew J. McVoy
Matthew J. McVoy, Treasurer/
Principal Financial Officer

Date    March 11, 2020

* Print the name and title of each signing officer under his or her signature.